EXHIBIT 99.1
COVANTA HOLDING CORPORATION ANNOUNCES SPECIAL MEETING
OF STOCKHOLDERS TO AMEND CHARTER
Fairfield, NJ — September 22, 2006 — Covanta Holding Corporation (NYSE:CVA) announced that its Board of Directors has called a Special Meeting of Stockholders to be held on November 16, 2006. The Board of Directors also set October 10, 2006, as the record date for holders of Covanta’s common stock authorized to vote at such Special Meeting of Stockholders. The purpose of the Special Meeting is to vote on proposed amendments to Covanta’s charter in order to remove two provisions that may restrict Covanta’s ability to access the capital markets.
Since 1990, Covanta has had provisions in its certificate of incorporation that have restricted the acquisition and transfer of common stock by owners of 5% or more of the outstanding common stock in order to preserve the efficient use of Covanta’s net operating loss tax carryforwards (“NOLs”). As of December 31, 2005, Covanta reported that it had $489 million of available NOLs. As a result of the growth of Covanta’s taxable income and equity value, the Board of Directors concluded that this provision was no longer necessary to preserve Covanta’s efficient use of the NOLs and has authorized its removal subject to approval by the Covanta stockholders. Covanta believes that removing this restriction could increase the liquidity of the Company’s common stock and improve the Company’s ability to access the capital markets. The Board also authorized, subject to stockholder approval, the removal of another historical provision of Covanta’s certificate of incorporation which requires stockholder approval of the terms of any preferred stock issued by the Company to affiliates and to holders of 1% or more of the common stock.
The Special Meeting will be held at Covanta’s offices in Fairfield, New Jersey.
Covanta Holding Corporation is a New York Stock Exchange listed company, engaging in waste disposal, energy services and specialty insurance through its subsidiaries. Its subsidiary, Covanta Energy Corporation, is an internationally recognized owner and operator of waste-

to-energy and power generation projects. Covanta’s waste-to-energy facilities convert municipal solid waste into renewable energy for numerous communities, predominantly in the United States.
NOTE: Covanta’s charter contains restrictions that prohibit parties from acquiring 5% or more of Covanta’s common stock without its prior consent.
CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS
Certain statements in this press release may constitute “forward-looking” statements as defined in Section 27A of the Securities Act of 1933 (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934 (the “Exchange Act”), the Private Securities Litigation Reform Act of 1995 (the “PSLRA”) or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Such forward looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of Covanta and its subsidiaries, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Statements that are not historical fact are forward-looking statements. Forward looking statements can be identified by, among other things, the use of forward-looking language, such as the words “plan”, “believe”, “expect”, “anticipate”, “intend”, “estimate”, “project”, “may”, “will”, “would”, “could”, “should”, “seeks”, or “scheduled to”, “proposed”, or other similar words, or the negative of these terms or other variations of these terms or comparable language, or by discussion of strategy or intentions. These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the “safe harbor” provisions of such laws. Covanta cautions investors that any forward-looking statements made by Covanta are not guarantees or indicative of future performance. Important assumptions and other important factors that could cause actual results to differ materially from those forward-looking statements with respect to Covanta, include, but are not limited to, those factors, risks and uncertainties that are described in Item 1A of Covanta’s Annual Report on Form 10-K for the year ended December 31, 2005, as amended, and in other securities filings by Covanta.
Although Covanta believes that its plans, intentions and expectations reflected in or suggested by such forward-looking statements are reasonable, actual results could differ materially from a projection or assumption in any forward-looking statements. Covanta’s future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The forward-looking statements contained in this press release are made only as of the date hereof and Covanta does not have or undertake any obligation to update or revise any forward-looking statements whether as a result of new information, subsequent events or otherwise, unless otherwise required by law.
For more information generally, please contact:
COVANTA HOLDING CORPORATION
Gavin Bell
973-882-7107
Doreen Lubeck
773-583-4331